UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 12, 2017

(Date of Report: date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant specified in its charter)

Ohio	001-36613	34-1585111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street Middlefield, Ohio	44062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 2 Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Middlefield Banc. Corp. (the “Company”) on January 13, 2017 to include the financial information required by Item 9.01 of Form 8-K in connection with the Company’s recent acquisition of Liberty Bank, N.A. (the “Merger”).

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired.

The audited consolidated statements of financial condition of Liberty Bank, N.A. as of December 31, 2015, and 2014 are incorporated as Exhibit 99.1 into this Item 9.01(a) by reference to the Company’s Form S-4 Registration Statement filed with the SEC on November 22, 2016 (Registration No. 333-213889).

The unaudited statements of financial condition of Liberty Bank, N.A. as of September 30, 2016, and 2015, and the unaudited consolidated statements of comprehensive income, unaudited consolidated statements of cash flows and the unaudited consolidated statement of changes in stockholders’ equity of Liberty Bank, N.A., each for the nine months ended September 30, 2016 and 2015 are incorporated as Exhibit 99.2 into this Item 9.01(a) by reference to the Company’s Form S-4 Registration Statement filed with the SEC on November 22, 2016 (Registration No. 333-213889).

(b)	Pro Forma Financial Information.

The unaudited pro forma combined consolidated condensed balance sheet as of December 31, 2016 and the unaudited pro forma combined consolidated condensed statement of income for the twelve months ended December 31, 2016 are incorporated herein by reference to Exhibit 99.3 of this Current Report on Form 8-K, and are based on the historical financial statements of the Company and Liberty Bank, N.A. after giving effect to the Merger.

(c)	Not required.

(d)	Exhibits.

23.1	Consent of Maloney + Novotny LLC

99.1	Audited consolidated statements of financial condition of Liberty Bank, N.A. as of December 31, 2015 and 2014 (incorporated by reference to the Company’s Form S-4 Registration Statement filed with the SEC on November 22, 2016 (Registration No. 333-213889))

99.2	Unaudited statements of financial condition of Liberty Bank, N.A. as of September 30, 2016 and 2015, and unaudited consolidated statements of comprehensive income, unaudited consolidated statements of cash flows and unaudited consolidated statement of changes in stockholders’ equity of Liberty Bank, N.A., each for the nine months ended September 30, 2016 and 2015 (incorporated by reference to the Company’s Form S-4 Registration Statement filed with the SEC on November 22, 2016 (Registration No. 333-213889))

99.3	Unaudited pro forma combined consolidated condensed balance sheet as of December 31, 2016, and unaudited pro forma combined consolidated condensed statement of income for the twelve months ended December 31, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.

Date: March 23, 2017	/s/ James R. Heslop, II
Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Maloney + Novotny LLC

99.1	Audited consolidated statements of financial condition of Liberty Bank, N.A. as of December 31, 2015 and 2014 (incorporated by reference to the Company’s Form S-4 Registration Statement filed with the SEC on November 22, 2016 (Registration No. 333-213889))

99.2	Unaudited statements of financial condition of Liberty Bank, N.A. as of September 30, 2016 and 2015, and unaudited consolidated statements of comprehensive income, unaudited consolidated statements of cash flows and unaudited consolidated statement of changes in stockholders’ equity of Liberty Bank, N.A., each for the nine months ended September 30, 2016 and 2015 (incorporated by reference to the Company’s Form S-4 Registration Statement filed with the SEC on November 22, 2016 (Registration No. 333-213889))

99.3	Unaudited pro forma combined consolidated condensed balance sheet as of December 31, 2016, and unaudited pro forma combined consolidated condensed statement of income for the twelve months ended December 31, 2016